UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 22, 2004

                              BELLSOUTH CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  1-8607                                   58-1533433
--------------------------------------------------------------------------------
         (Commission File Number)              (IRS Employer Identification No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia      30309-3610
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)               (Zip Code)

                                 (404) 249-2000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         (c)      Appointment of Principal Officers

         On November 22, 2004, BellSouth's Board of Directors elected Mr. Mark
L. Feidler as BellSouth's Chief Operating Officer, effective January 1, 2005. Mr. Feidler, age 48, has served as BellSouth's Chief Staff Officer since January 1, 2004. From June 2000 to December 31, 2003, Mr. Feidler was Chief Operating Officer of Cingular Wireless LLC, the Company's 40% owned joint venture with SBC Communications Inc. Prior to joining Cingular, Mr. Feidler had led BellSouth's wireless operations for approximately four years.

         Mr. Feidler's employment agreement with the Company, which was dated February 24, 2004, was filed as an exhibit to BellSouth's Annual Report on Form 10-K for the year ended December 31, 2003. The agreement was not modified in connection with this appointment.

         The agreement provides for a severance payment to Mr. Feidler in the event his employment is terminated by the Company other than for cause, or if Mr. Feidler initiates termination for good reason (a constructive discharge). The amount of such payment would be equal to two times his annual base pay in effect at the termination date plus two times his standard bonus for the year of termination. In addition, all restricted stock and performance shares granted pursuant to the agreement would become fully vested and all stock options granted pursuant to the agreement would become fully exercisable. The agreement provides for the grant of certain equity compensation awards to Mr. Feidler in lieu of forfeited Cingular long-term compensation and for a 2003 "make-whole" cash bonus payment. The foregoing summary of the agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the text of such agreement.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:   /s/ W. Patrick Shannon
      W. Patrick Shannon
      Vice President - Finance
      November 29, 2004